Exhibit 99.2

Investor.galaxy.com

galaxy

Q1 · 25



As of March 31, 2025

Disclaimer

This document, and the information contained herein, has been provided to you by Galaxy Digital Inc. and its affiliates ("Galaxy Digital" or "Galaxy") solely for informational purposes. This document may not be reproduced or redistributed in whole or in part, in any format, without the express written approval of Galaxy Digital. Neither the information, nor any opinion contained in this document, constitutes an offer to buy or sell, or a solicitation of an offer to buy or sell, any advisory services, securities, futures, options or other financial instruments or to participate in any advisory services or trading strategy. Nothing contained in this document constitutes investment, legal or tax advice. You should make your own investigations and evaluations of the information herein. Any decisions based on information contained in this document are the sole responsibility of the reader.

Certain statements in this document reflect Galaxy Digital's views, estimates, opinions or predictions (which may be based on proprietary models and assumptions, including, in particular, Galaxy Digital's views on the current and future market for certain digital assets), and there is no guarantee that these views, estimates, opinions or predictions are currently accurate or that they will be ultimately realized. To the extent these assumptions or models are not correct or circumstances change, the actual performance may vary substantially from, and be less than, the estimates included herein. None of Galaxy Digital nor any of its affiliates, shareholders, partners, members, directors, officers, management, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information or any other information (whether communicated in written or oral form) transmitted or made available to you. Each of the aforementioned parties expressly disclaims any and all liability relating to or resulting from the use of this information. Certain information contained herein (including financial information) has been obtained from published and non-published sources. Such information has not been independently verified by Galaxy Digital and, Galaxy Digital, does not assume responsibility for the accuracy of such information. Affiliates of Galaxy Digital may have owned or may own investments in some of the digital assets, companies and protocols discussed in this document and the inclusion herein is not an endorsement of such asset or company. Except where otherwise indicated, the information in this document is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof.

The Toronto Stock Exchange has not approved or disapproved of the information contained herein. No securities commission or similar regulatory authority in Canada has reviewed the information contained herein or has in any way passed on the merits of the securities of Galaxy Digital or upon the merits of the disclosure record of Galaxy Digital. The information contained herein is not, and under no circumstances is to be construed as, a prospectus, an advertisement or public offering of securities in Canada, nor is there any attempt to induce or cause any person or company to purchase any securities.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

Certain statements in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "forward-looking information" under Canadian securities laws (collectively, "forward-looking statements"). In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of Galaxy Digital's future financial performance or results, our anticipated growth strategies, anticipated trends in our business or future events and circumstances. These statements are only predictions based on Galaxy Digital's current expectations, estimates, forecasts and projections about future events and trends that may affect the business, results of operations, financial condition and prospects. And as a result, these statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of Galaxy Digital and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. For a further discussion of these risks, uncertainties and assumptions, please see the section titled "Risk Factors" in Part II, Item 1A of our Quarterly Report on Form 10-Q for the three months ended March 31, 2025 available on Galaxy's profile at www.sedarplus.ca. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law Galaxy Digital disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in these materials to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

Galaxy manages a number of funds, including the Galaxy Crypto Index Fund, Galaxy Ethereum Fund, the Galaxy Bitcoin Funds, the Galaxy Liquid Crypto Fund, the Galaxy Venture Fund I, the Galaxy Interactive Family of Funds and the Galaxy Vision Hill Family of Funds (each a "Fund" and together "Galaxy Funds") which invests in digital assets. The information is not an offer to buy or sell, nor is it a solicitation of an offer to buy or sell, interests in the Fund or any advisory services or any other security or to participate in any advisory services or trading strategy. If any offer and sale of securities is made, it will be pursuant to the confidential offering memorandum of the Fund (the "Offering Memorandum"). Any decision to make an investment in the Fund should be made after reviewing such Offering Memorandum, conducting such investigations as the investor deems necessary and consulting the investor's own investment, legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment. The performance of the Fund will vary from the performance of the relevant index that it tracks. None of the information has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has opined on the merits of the offering of any securities by the Fund or Galaxy, or the adequacy of the information contained herein. Any representation to the contrary is a criminal offense in the United States.

Investing in the Funds and digital assets involves a substantial degree of risk. There can be no assurance that the investment objectives of the Fund will be achieved. Any investment in the Fund may result in a loss of the entire amount invested. Investment losses may occur, and investors could lose some or all of their investment. Neither historical returns nor economic, market or other performance is an indication of future results.

This presentation contains EBITDA Margin, which is a non-GAAP financial measure. EBITDA Margin is defined as revenue minus payroll-related expenses, divided by revenue for the same period. This non-GAAP financial measure is commonly used as an analytical indicator of performance by investors within the industries in which we operate. EBITDA Margin is not a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"). Items excluded from EBITDA Margin are significant components in understanding and assessing financial performance. EBITDA Margin should not be considered in isolation, or as an alternative to, or a substitute for financial statement data presented in Galaxy Digital's consolidated financial statements as indicators of financial performance or liquidity (which, in the case of EBITDA margin, is net income margin). Because EBITDA Margin is not a measurement determined in accordance with GAAP and is thus susceptible to varying definitions, EBITDA Margin as presented may not be comparable to a similarly titled measure of other companies.

Company Snapshot

Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and AI

Complementary offerings across two main operating businesses:

Digital Assets

Institutional-grade digital asset solutions built to support the dynamic needs of an evolving financial ecosystem.

- Global Markets
- Asset Management & Infrastructure Solutions

Data Centers

Developing world-class, high-performance computing infrastructure designed to meet the growing demand for large-scale, power-ready facilities.

- High-Performance Computing Infrastructure
- CoreWeave

7+
Year Operating Track Record

550+
Employees Globally

$1.9B
Equity Capital

$7B
Assets on Platform[1]

Note: All figures as of March 31, 2025.

(1) Represents Galaxy Asset Management AUM and the total notional value of assets bonded to Galaxy validators, based on prices as of March 31, 2025. AUM is preliminary and unaudited. AUM is inclusive of sub-advised funds, committed capital closed-end vehicles, seed investments by affiliates, affiliated and unaffiliated separately managed accounts, and fund of fund products. Changes in AUM are generally the result of performance, contributions, withdrawals, and acquisitions. Preliminary AUM associated with GVH Multi-Strategy FOF LP is based on management's most recent estimate. AUM for committed capital closed-end vehicles that have completed their investment period is reported as NAV plus unfunded commitment. AUM for quarterly close vehicles is reported as of the most recent quarter available for the applicable period. AUM for affiliated separately managed accounts is reported as NAV as of the most recently available estimate for the applicable period.

Transformational Catalysts

001

Platform Scaling & Diversification

Galaxy signed a 15-year lease agreement to host CoreWeave's AI and HPC infrastructure

Diversifies Galaxy's revenue beyond bitcoin mining into AI/HPC, independent of crypto markets

002

Strategic Reorganization

Galaxy recently completed its reorganization and domestication and will be a Nasdaq-listed company starting on May 16, 2025

Expected to enhance visibility, institutional credibility, shareholder access, and cost of capital

003

Market Expansion

U.S. regulatory clarity is expected to improve through legislation and defined federal compliance frameworks, easing headwinds for the digital asset industry

Likely to accelerate institutional adoption and attract a wave of new market entrants

Transition to Nasdaq Expected to Drive Shareholder Value

As of May 13, 2025, Galaxy has completed a reorganization and domestication to become a Delaware-incorporated company and expects to list on Nasdaq on May 16, 2025.

Increased Liquidity

Increased trading liquidity through access to deeper U.S. capital markets.

More Flexibility

Improved flexibility for future equity and debt capital markets needs.

Greater Access

Greater access and ability to communicate directly with U.S. and retail shareholder base.

Less Complexity

Reduced complexity and restrictions as a result of becoming a U.S. listed SEC reporting company.

Galaxy Leadership Team



Mike Novogratz
Founder & CEO



Chris Ferraro
President & CIO



Tony Paquette
Chief Financial Officer



Erin Brown
Chief Operating Officer

A deep bench of experts in capital markets, asset management, digital assets, investing, and technology.



Michael Ashe
Head of Investment Banking



Sebastian Benkert
Chief Marketing Officer



Rob Cornish
Chief Technology Officer



Francesca Don Angelo
Deputy General Counsel & Corporate Secretary



Tom Harrop
Chief Risk Officer



Leinee Hornbeck
Chief People Officer



Steve Kurz
Global Head of Asset Management



Leon Marshall
CEO of Galaxy Europe and Global Head of Sales



Eddie Schwartz
Chief Security Officer



Andrew Siegel
General Counsel & Chief Compliance Officer



Andrew Taubman
Deputy Chief Operations Officer



Jason Urban
Global Head of Trading

galaxy

Our Opportunity

Digital Assets | Early Innings of a Massive Opportunity

Despite Rapid Adoption, Digital Assets Represent Only a Fraction of Global Wealth



Value of Global Assets
Over $700 trillion in assets could be tokenized as blockchain technology reshapes traditional markets
$2T
$3T
$23T
$92T
$125T
$141T
$380T
Bitcoin[1]
Global Crypto Market Cap[1]
Gold[2]
M2[3]
Global Equities[4]
Global Bonds[4]
Real Estate[5]

(1) Source: CoinGecko. Market data as of 5/12/2025.
(2) Source: FactSet & World Gold Council. Market data as of 5/12/2025.
(3) Source: MacroMicro. Represents Global M2 Money Supply of Major Central Banks as of May 2025.
(4) Source: SIFMA. Data represents full year 2023.
(5) Source: Savills. Data as of 2022.

Digital Assets Positioned for Institutional Growth

Transformational Asset Class

Digital assets combine value, energy, computing, and information, forming a new category of investable opportunities at the intersection of technology and finance

Bridging Innovation and Tradition

Institutional-grade products like ETFs, derivatives, and tokenized securities are accelerating adoption by traditional investors

Maturing Infrastructure

The core infrastructure supporting digital assets is rapidly maturing, following the same evolutionary path as traditional financial markets

Data Centers | Early Innings of a Massive Opportunity

Global Demand for Data Center Capacity Expected to Quadruple by 2030

Global Data Center Demand


298% Growth
219 GW
55 GW
2023
2030

Investment Momentum Expected to Accelerate as Demand Grows

Global Annual Data Center IT Capex[1]


$800B
$693B
$571B
$464B
$349B
2024
2025
2026
2027
2028

Helios Positioned to Succeed in a Supply-Constrained Market

- The U.S. faces a projected 15+ GW supply shortfall by 2030
- Meeting this demand requires building 2x the capacity built in the past 24 years – in under 5 years
- Rare opportunity for fast, large-scale infrastructure deployment

Helios Load Capacity Ramp-Up


Unlocking 4x Expansion in Load Capacity
2,500 MW
+1,700 MW
800 MW
+200 MW
600 MW
Committed Capacity
Approved Capacity
With Additional Load Capacity Under Study

Source: McKinsey, Dell'Oro Group.
(1) Includes Cloud, Colocation, Telco and Enterprise.

galaxy

Global Markets | Asset Management & Infrastructure Solutions

Digital Assets

Serving the digital asset ecosystem end-to-end.

Global Markets

Franchise Trading

Sell-side trading desk offering spot and derivative over-the-counter trading, lending, and structured products

001
Principal Liquidity
Access to a deep network of exchanges and market makers

002
Derivatives
Speculate, diversify, and hedge risk

003
Lending & Structured Products
Leverage digital assets securely with a regulated lending institution

- ✓ Margin lending
- ✓ Leverage
- ✓ Collar Loans
- ✓ Hedging Solutions
- ✓ Treasury Management
- ✓ Instant Liquidity
- ✓ Miner Financing
- ✓ CLOs

1,381
Total Trading Counterparties

$874M
Average Loan Book Size[1]

100+
Unique Crypto Assets Supported

Investment Banking

Specialized crypto and financial advisory services to global public and private clients in digital asset, Web3, and blockchain sectors

001
M&A Advisory

002
Equity & Debt Capital Markets

003
General Advisory

March 2025
CoreWeave
Initial Public Offering
$1,500,000,000
galaxy
Co-Manager

NOTABLE CLIENTS
Attestant, Bitstamp, CoreWeave, PANTERA, Prime Trust, SECURITIZE, toposware, GV

Note: All financial figures in this overview are in US Dollars, unless otherwise stated. All figures as of March 31, 2025. Securities products and services are offered by Galaxy Digital Partners LLC, a member of FINRA and SIPC.
(1) For the period January 1, 2025 through March 31, 2025. Represents the average market value of all open loans, excluding uncommitted credit facilities.

Asset Management & Infrastructure Solutions

Asset Management

High-conviction investing across public and private markets in digital assets, blockchain technology, and emerging technology

001

Alternatives

Venture capital, hedge fund, and liquid token strategies, offering broad exposure to high-growth opportunities across the ecosystem

002

Global ETFs / ETPs

Passive and active investment solutions via partnerships with leading institutions

KEY PARTNERSHIPS[1]

State Street Global Advisors, Invesco, CI Global Asset Management, Itaú Asset, DWS, Bloomberg, Morgan Stanley, VettaFi, Alerian, CAIS

003

Crypto Services

- Index Construction
- Bespoke Mandates
- Opportunistic Investments
- SPVs/Co-Invests

COMBINED ASSETS ON PLATFORM[2]

$7B


Alternatives
$2.1B
ETFs / ETPs
$2.6B
Staked Assets
$2.3B

Infrastructure Solutions

Institutional-grade staking and custody solutions, built for customization and security

001

Staking Solutions

- Staking Services
- Staking Consulting
- Staked Assets as Collateral
- Staking Operating System

SUPPORTED ASSETS

ethereum, Solana, Celestia, Sui, EigenLayer, Avalanche, NEAR, akash, Injective

002

GK8

Secure, institutional-grade self-custody and operational infrastructure solutions

- Impenetrable Vault
- Tokenization Wizard
- Unlimited Multi-Party Computation

Note: Data as of March 31, 2025, unless otherwise noted. All third-party company product and service names in this presentation are for identification purposes only. The product names, logos, and brands are the property of their respective owners. Use of these names, logos, and brands does not imply endorsement.

(1) Inclusive of global partner ETFs/ETPs offered in North America, South America, and Europe and includes private, passive funds which are a different wrapper for similar products Galaxy Asset Management also offers in an ETF structure.

(2) Inclusive of $4.7B AUM and $2.3B AUS; includes $25M of staked venture positions which are counted as both AUM and AUS.

Data Centers

Developing infrastructure for an AI-enabled future.

Galaxy is well-positioned to be a leader in developing and operating high-performance computing infrastructure

Helios Overview	
Location	Dickens County, TX
Committed Capacity	600 MW
Approved Capacity	800 MW
Load Capacity Under Study	1,700 MW
Electricity Market	ERCOT West Load Zone



AI and HPC Infrastructure

Galaxy continues to expand its Data Centers business, and building on the previously announced 133 megawatt ("MW") agreement, CoreWeave recently exercised an option to contract an additional 260 MW of critical IT load through new greenfield development for a contract period of 15 years. Once fully energized, this expanded partnership is expected to generate revenue similar to Phase I economics.

Phase I

133 MW
Contracted Critical IT Load[1]

1H26
Expected Delivery Date[2]

Phase II

260 MW
Committed Critical IT Load[1]

2027
Expected Delivery Date[2]

Phase I + II

$900M
Anticipated Average Annual Revenue for Combined Phases[3]

90%
EBITDA Margins[3]

(1) Approximately 200 MW of gross power capacity for Phase I and approximately 400 MW of gross power capacity in Phase II.
(2) Will be completed in phases, with the full capacity for Phase I expected to be delivered by the end of the first half of 2026 and Phase II in 2027.
(3) Based on committed contractual terms, internal estimates for capital expenditures, and assumes full capacity utilization of the 393 MW of critical IT load. Upon energization of the full 393 MW, we expect to generate more than $700 million in revenue in the first 12 months. Anticipated Average Annual Revenue over the 15-year term includes the impact of annual escalators. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.